[LETTERHEAD]
                       FPS Services, Inc.
                       3200 Horizon Drive
                King of Prussia, PA  19406-0903



VIA EDGAR

December 29, 1997


U.S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  The Bjurman Funds (the "Registrant")
     File No. 333-16033 and 811-07921
     Rule 497(e) filing

To the Staff of the Commission:

Enclosed for filing on behalf of The Bjurman Funds is a Supplement to the Registrant's Prospectus dated March 31, 1997, as Supplemented October 30, 1997. The purpose of this Supplement is to lower the investment minimum for IRA's and SEP accounts from $5,000 to $2,000. This Supplement incorporates the information in the previous Supplement dated October 30, 1997 and contains only non-material changes to the Prospectus.

Please contact the undersigned at (610) 239-4749 should you have any questions.

Sincerely,

/s/ Carolyn F. Mead
Carolyn F. Mead, Esq.
Manager, Compliance Administration

                BJURMAN MICRO-CAP GROWTH FUND
                         Supplement Dated December 29, 1997
to Prospectus Dated March 31, 1997, as Supplemented October 30, 1997

The following information supplements and supersedes the information contained in the Fund's Prospectus dated March 31, 1997, as Supplemented October 30, 1997

                     Financial Highlights

The following are unaudited "Financial Highlights" of the Bjurman Micro-Cap Growth Fund for the period ended September 30, 1997. The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                     For the Period
                                                     March 31, 1997*
                                                         through
                                                     September 30, 1997
                                                        (unaudited)

Net asset value, beginning of period .       $             12.00

   Income from investment operations:
        Net investment loss  . . . . . .                   (0.04)
        Net realized and unrealized
     gain on investments . . . . . . . .                    7.64
Total from investment operations . . . .                    7.60

Net asset value, end of period . . . . .     $             19.60

Total return.                                              63.33% 1

Ratios/Supplemental Data
   Net assets, end of period (in 000s). .    $             1,857
   Ratio of expenses to average net assets:
        Before expense reimbursement . .                   39.91% 2
        After expense reimbursement. . .                    1.80% 2
   Ratio of net investment income to average net assets:
        Before expense reimbursement . .                  (36.51%) 2
        After expense reimbursement. . .                   (1.40%) 2
   Portfolio turnover rate . . . . . . .                   22.33%  1
   Average commission rate paid. . . . .     $              0.0382


*       Commencement of investment operations
1       Not Annualized
2       Annualized

The following information supplements and supersedes any contrary information contained in the section of the Fund's Prospectus entitled "Prospectus Summary":

The minimum initial investment is $5,000 and $500 for subsequent investments. The minimum initial investment for IRA and SEP accounts is $2,000 and $500 for subsequent investments.